                                                                   EXHIBIT 10.31

THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON MARCH 10, 1998, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. EXCEPT AS PROVIDED IN SECTION 7.2 HEREOF, NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

Warrant D-15                                               Issued March 10, 1998

                         THE LIGHTSPAN PARTNERSHIP, INC.

                    SERIES D PREFERRED STOCK PURCHASE WARRANT

                                   ----------

         FOR VALUE RECEIVED, The Lightspan Partnership, Inc., a California corporation (the "Company"), hereby grants to SZ Investments, LLC and its registered assigns (hereinafter called the "Holder"), subject to the terms and conditions of this Warrant, the right to purchase at the Exercise Event (as that term is defined in Section 1 hereof) Three Hundred Thirty-Six Thousand Eight Hundred Seventy-Nine (336,879) shares of the Company's Series D Preferred Stock, subject to reduction in accordance with Section 2.2 hereof (the "Warrant Shares"). The exercise price per share shall be $0.01 (the "Warrant Price"). This Warrant may be exercised only in accordance with Section 1 hereof.

         The Holder of this Warrant has purchased 1,329,787 shares of the Company's Series D Preferred Stock ("Investment Shares") pursuant to that certain Series D Preferred Stock Purchase Agreement by and between the Company and certain investors dated as of June 24, 1997, as amended form time to time.

         1. Term; Exercise Events. This Warrant shall be exercised pursuant to
Section 3 hereof upon the earliest to occur of the following events or dates (the "Exercise Event"):

                  1.1 Change of Control. The date of the closing of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in (i) any reclassification or change of outstanding securities issuable upon exercise of this Warrant and (ii) more than 50%
of the Company's voting power being transferred to stockholders other than the stockholders holding such voting power before such transfer), or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization and in which in excess of 50% of the Company's voting power is transferred, or any sale of in excess of 50% of the Company's stock or all or substantially all of the assets of the Company;

                  1.2 Qualifying Public Offering. In connection with the first firm commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement (a "Registration Statement") filed pursuant to the Securities Act of 1933, as amended (the "Act") provided that the public offering price per share is not less than $10.00 (subject to appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and the like) and the aggregate gross proceeds to the Company are not less than $20,000,000 (a "Qualifying Public Offering"), on either (A) the closing date of the Qualifying Public Offering ("Election (A)"), or (B) the six (6) month anniversary of the closing date of the Qualifying Public Offering ("Election
(B)"), at the election of the Company. The foregoing election by the Company shall be made in a written notice to the Holder not later than the date a Registration Statement which includes an estimated offering price or range of estimated offering prices of the Company's Common Stock is filed pursuant to the Act; the Company's failure to make an election pursuant hereto shall be deemed to be an election of Election (A). If the closing of the Qualifying Public Offering does not occur, an election by the Company pursuant to this Section 1.2 shall not be binding on the Company with respect to any future election available pursuant to this Section 1.2; or

                  1.3    Full Term.  September 10, 2000.

         2. Determination of Number of Warrant Shares. The number of Warrant Shares purchasable upon exercise of this Warrant shall initially be Three Hundred Thirty-Six Thousand Eight Hundred Seventy-Nine (336,879), but may be reduced (but not increased) in accordance with this Section 2.

                  2.1      Definitions.

                  "Fair Market Value" shall mean, with respect to a security:
(i) if the security (or the security into which such security is convertible) is listed on any national securities exchange (as defined under the Securities Exchange Act of 1934) or The Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, the average closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market for the ten trading days (or such lesser number of days if a public market has not existed for at least ten trading days) prior to the time of determination, as reported in The Wall Street Journal; (ii) if the security (or the security into which such security is convertible) is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the security on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the security (or the security into which such security is convertible), the fair market value of such security as reasonably determined in good faith by the Company's Board of Directors. "Fair Market Value" shall mean, with respect to property other than a security, the fair market value of such property as determined in good faith by the Company's Board of Directors.

                  "Measurement Value" shall be determined at the Exercise Event, and shall mean: (i) in the case of the Exercise Event described in Section 1.1, the Fair Market Value of the consideration to be received by the holder of one. Warrant Share pursuant to the corporate merger, consolidation or other reorganization; (ii) in the case of the Exercise Event described in Section 1.2 where the Company has elected Election (A), the expected offering price or, if an expected offering price range is given, the lowest expected offering price within such range, of one share of the Company's Common stock as stated in the Registration Statement; (iii) in the case of the Exercise Event described in
Section 1.2 where the Company has elected Election (B), the Fair Market Value of one Warrant Share; and (iv) in the case of the Exercise Event described in
Section 1.3, $3.76 (subject to appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and the like).

                  "Return Benchmark" shall be determined at the Exercise Event, and shall be computed using the following formula:

                      X = (Y x P) x (1.4)(z)
Where:
                      X = The Return Benchmark
                      Y = The number of Investment Shares (subject to
                          appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and the like).
                      P = The Liquidation Preference of the Company's Series D
                          Preferred Stock, as defined in Section 1(d) of the Company's Amended and Restated Articles of Incorporation
                      Z = The number of years elapsed from the date of this
                          Warrant, in all cases prorated to the day on the basis of a 365 day year, and carried out to three decimal points

                  "Return Shortfall" shall mean (x) the Return Benchmark minus
(y) the Measurement Value multiplied by the number of Investment Shares.

         2.2 Number of Warrant Shares Calculation. If the Return Shortfall is equal to or less than zero, then no shares shall be issuable upon exercise of this Warrant, and this Warrant shall terminate immediately. If the Return Shortfall is greater than zero, then the number of Warrant Shares issuable with respect to this Warrant shall be reduced to that number of Warrant Shares equal to (x) the Return Shortfall, divided by (y) the Measurement Value; provided, however, that in no event shall the number of Warrant Shares issuable hereunder be increased by operation of this Section 2.2. If the Company implements or declares a stock split, stock dividend or stock combination, then the determination of the Measurement Value (including without limitation the amount set forth in clause (iv) of the definition) and the Return Benchmark shall be adjusted so as to assure that the result intended as of the date hereof will not be effected as a result of such change to the Company's capital structure.

         3. Method of Exercise; Payment; Issuance of New Warrant.

                  3.1 Conventional Exercise. The purchase right represented by this Warrant may be exercised by the Holder on the Exercise Event, by (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A and the Investment Representation Statement attached hereto as Attachment B duly executed) at the principal office of the Company, and (b) the payment to the Company, by check or wire, of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased (the "Aggregate Exercise Price").

                  3.2 Net Exercise. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into Warrant Shares on the Exercise Event, the aggregate value of which Warrant Shares shall be equal to the value of this Warrant, determined in accordance with this Section 3.2. The Conversion Right may be exercised by the Holder by surrender of this Warrant at the principal office of the Company together with notice of the Holder's intention to exercise the Conversion Right, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

                                Y x (A - B)
                           X =  -----------
                                     A

Where:

                  X = The number of Warrant Shares to be issued to the holder upon exercise of Conversion Right.
                  Y = The number of Warrant Shares issuable under this Warrant. A = The Fair Market Value of one Warrant Share at the time the
                      Conversion Right is exercised pursuant to this
                      Section 3.2.
                  B = The Warrant Price.

                  3.3 Automatic Exercise. Notwithstanding anything else to the contrary herein, if any Warrant Shares are issuable pursuant to this Warrant, as determined in accordance with Section 2 hereof, this Warrant shall automatically be deemed to be exercised pursuant to Section 3.2 above without any further action on behalf of the Holder, if, prior to or upon occurrence of the

Exercise Event, the Holder fails to provide written notice whether it intends to exercise this Warrant in accordance with Sections 3.1 or 3.2 above.

                  3.4 Effect of Exercise. Upon receipt by the Company of this Warrant and such notice of exercise, together with, if applicable, the Aggregate Exercise Price, at the Company's principal office, or by the stock transfer agent or warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the applicable Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

         4. Stock Fully Paid; Reservation of Warrant Shares. All shares of stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its stock to provide for the exercise of the rights represented by this Warrant.

         5. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  5.1 Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Warrant Shares are entitled to receive (either directly or on subsequent liquidation) stock, securities or assets with respect to or in exchange for Warrant Shares is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holder) to ensure that the Holder shall thereafter have the right to acquire and receive, in lieu of the Warrant Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change had not occurred. Furthermore, the Company shall, as condition precedent to such Organic Change, execute a new Warrant providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such Organic Change by a holder of one share of the Warrant Shares immediately prior to such Organic Change. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5.1 shall similarly apply to successive Organic Changes.

                  5.2 Subdivision or Combination of Warrant Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine the class of stock defined herein as Warrant Shares, the number of Warrant Shares issuable hereunder shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, in each case to the nearest whole share.

                  5.3 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to stock payable in, or make any other distribution with respect to stock (except any distribution specifically provided for in the foregoing Sections 5.1 and 5.2) of, stock, then the number of Warrant Shares issuable hereunder shall be adjusted, to the nearest whole share, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that number determined by multiplying the number of Warrant Shares issuable hereunder immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of stock outstanding immediately after such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of stock outstanding immediately prior to such dividend or distribution.

                  5.4 Adjustment of Warrant Price. Upon each adjustment in the number of Warrant Shares issuable hereunder pursuant to this Section 5, the Warrant Price shall be adjusted to the product obtained by multiplying the Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable hereunder immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares issuable hereunder immediately thereafter.

         6. Fractional Warrant Shares. No fractional Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the difference between the Fair Market Value of one Warrant Share and the Warrant Price then in effect.

         7. Compliance with Securities Act; Non-transferability of Warrant; Disposition of Shares of Stock.

                  7.1 Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares are being acquired for investment and that he will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Act. Upon exercise of this Warrant, the Holder hereof shall confirm in writing, in a form of Attachment B, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the Holder shall provide such additional information regarding such Holder's financial and investment background as the Company may reasonably request. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         "THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON MARCH 10, 1998, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. EXCEPT AS PROVIDED IN SECTION 7.2 HEREOF, NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

         THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT."

                  7.2 Transferability of Warrant. Neither this Warrant nor any Warrant Shares may not be transferred or assigned without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Warrant and any Warrant Shares may be transferred without the prior written consent of the Company (subject to any other contractual restrictions affecting this Warrant and the Warrant Shares) in the following transactions:

                         A transfer of the Warrant in whole or in part by a
Holder who is a natural person during such Holder's lifetime or on death by will or intestacy to such Holder's Immediate Family or to any custodian or trustee for the account of such Holder or such Holder's Immediate Family. "Immediate Family" as used herein shall mean spouse, lineal descendant (including adopted children), father, mother, brother, or sister of the Holder.

                         A transfer of the Warrant in whole or in part to the
Company or to any shareholder of the Company.

                         A transfer of the Warrant in whole or in part to a
person who, at the time of such transfer, is or is an affiliate of an officer or director of the Company.

                         A transfer of the Warrant in whole or in part pursuant
to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of a shareholder that is an entity or pursuant to a sale of all or substantially all of the equity interests of a shareholder that is an entity.

                         A transfer of the Warrant in whole or in part to a
parent, subsidiary or affiliate of a Holder.

                         A transfer of the Warrant in whole or in part by a
Holder which is a limited or general partnership or a limited liability company to any of its partners or former partners, or members or former members, or to officers, directors, employees or managers of the partnership or limited liability company.

                  7.3 Disposition of Warrant Shares. With respect to any offer, sale or other disposition of any Warrant Shares prior to registration of such shares (other than those permitted under Section 7.2), the Holder and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant Shares and indicating whether or not under the Act certificates for such shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act; provided, however, that no such opinion of counsel or no action letter shall be necessary for a transfer without consideration by a Holder which is a partnership to a partner of such partnership, so long as such transfer is made pursuant to the terms of the partnership agreement, or to the transfer by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for the benefit of any of the foregoing if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he/she were an original Holder hereunder. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144.

         8. Rights of Shareholders. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant has been exercised and the Warrant Shares shall have become deliverable, as provided herein.

         9. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with California law.

         10. Miscellaneous. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the registered Holder. All notices and other communications from the Company to the Holder shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

         IN WITNESS WHEREOF, the Company has issued this Series D Preferred Stock Purchase Warrant as of the date first above written.


                                  THE LIGHTSPAN PARTNERSHIP, INC.

                                  By:     /s/ CARL ZEIGER
                                     ----------------------------------------
                                         Carl Zeiger, President

                                  ATTACHMENT A

                               NOTICE OF EXERCISE

TO:      The Lightspan Partnership, Inc.

         1. The undersigned hereby elects to purchase shares of stock of The Lightspan Partnership, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         1. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 3.2 of the Warrant.

         [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY.]

         2. Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:

                                    Name:_________________________________

                                    Address:______________________________
                                            ______________________________
                                            ______________________________


         3. The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Attachment B.



                                    ______________________________________
                                    WARRANTHOLDER

                                    By:___________________________________

                                    Title:________________________________


Date:___________________________

                                  ATTACHMENT B

                       INVESTMENT REPRESENTATION STATEMENT



PURCHASER :

COMPANY   :               THE LIGHTSPAN PARTNERSHIP, INC.

SECURITY  :

AMOUNT    :

DATE      :

In connection with the purchase of the above-listed securities and underlying stock (the "Securities"), I, the Purchaser, represent to the Company the following:

                  (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

                  (b)I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                  (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                  (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

                  (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

                  (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                    _____________________________________
                                                 WARRANTHOLDER



                                    _____________________________________
                                                  (signature)



                                    _____________________________________
                                                    (title)


                                    Date:________________________,_______